SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 2, 2003


                                GERON CORPORATION

             (Exact name of registrant as specified in its charter)

          Delaware                       0-20859                    75-2287752
(State or Other Jurisdiction     (Commission File Number)         (IRS Employer
     of Incorporation)                                    Identification Number)

          230 Constitution Drive                                    94025
          Menlo Park, California                                  (Zip Code)
 (Address of principal executive offices)



                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Robert B. Stein, M.D., Ph.D., has resigned from the Board of Directors of Geron Corporation, effective September 2, 2003, in order to assume a new position as President of Roche Palo Alto. The resignation is in accordance with Roche policies.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GERON CORPORATION



Date:    September 3, 2003    By:   /s/ William D. Stempel
                                    ----------------------
                              Name: William D. Stempel
                             Title: Vice President and General Counsel